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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                     Date of Report (Date of earliest event
                            reported): June 26, 2002


                        POOLED AUTO SECURITIES SHELF LLC
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                    333-64036               52-2233151
------------------------------     -------------------     -------------------
 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)               File Number)         Identification No.)


    One Wachovia Center
 Charlotte, North Carolina                                        28288
 -------------------------                                  ------------------
   Address of Principal                                         (Zip Code)
     Executive Offices

        Registrant's telephone number, including area code (704) 715-6030


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Item 5.      Other Events.

Filing of Certain Agreements:

         On June 26, 2002, Pooled Auto Securities Shelf LLC (the "Company") entered into an amended and restated trust agreement, dated as of June 1, 2002 (the "Trust Agreement"), between the Company, as depositor, The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and The Bank of New York, as trustee (the "Owner Trustee"). The Trust Agreement is attached hereto as Exhibit 4.1.

         On June 26, 2002, CarMax Auto Owner Trust 2002-1 (the "Issuer") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Indenture Trustee"), entered into an indenture, dated as of June 1, 2002 (the "Indenture"). The Indenture is attached hereto as Exhibit 4.2.

         On June 26, 2002, the Company entered into a sale and servicing agreement, dated as of June 1, 2002 (the "Sale and Servicing Agreement"), among the Company, as depositor, the Issuer and CarMax Auto Superstores, Inc. ("CarMax"), as seller and servicer. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1.

         On June 26, 2002, the Company entered into a receivables purchase agreement, dated as of June 1, 2002 (the "Receivables Purchase Agreement"), between CarMax, as seller, and the Company, as purchaser. The Receivables Purchase Agreement is attached hereto as Exhibit 10.3.

Filing of Financial Guaranty Insurance Policy:

         The Company is filing herewith the financial guaranty insurance policy which was issued by the MBIA Insurance Corporation (the "Insurer") (the "Policy") in connection with the Issuer. The Policy is attached hereto as
Exhibit 10.4.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)   Not applicable.

       (b)   Not Applicable.

       (c)   Exhibits.

             (4.1) Amended and Restated Trust Agreement, dated as of June 1, 2002, between the Company, as depositor, the Delaware Trustee, and the Owner Trustee.

             (4.2) Indenture, dated as of June 1, 2002, between the Issuer and the Indenture Trustee.

             (10.1) Sale and Servicing Agreement, dated as of June 1, 2002, among the Company, as depositor, the Issuer and CarMax, as seller and servicer.

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             (10.3)  Receivables Purchase Agreement, dated as of June 1, 2002, between CarMax, as seller, and the Company, as purchaser.

             (10.4) Policy, dated June 26, 2002, which was issued by the Insurer.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POOLED AUTO SECURITIES SHELF LLC

                                     By: /s/ Curt Sidden
                                         ---------------------------------------
                                                        Curt Sidden
                                                       Vice President

Dated:  July 26, 2002

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                                Index to Exhibits

Exhibit

(4.1) Amended and Restated Trust Agreement, dated as of June 1, 2002, between the Company, as depositor, the Delaware Trustee, and the Owner Trustee.

(4.2) Indenture, dated as of June 1, 2002, between the Issuer and the Indenture Trustee.

(10.1) Sale and Servicing Agreement, dated as of June 1, 2002, among the Company, as depositor, the Issuer and CarMax, as seller and servicer.

(10.3) Receivables Purchase Agreement, dated as of June 1, 2002, between CarMax, as seller, and the Company, as purchaser.

(10.4)       Policy, dated June 26, 2002, which was issued by the Insurer.

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